UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

May 13, 2014

____________________________

ATHERONOVA INC.

(Exact name of registrant as specified in charter)

Delaware

(State or other Jurisdiction of Incorporation or Organization)

000-52315 (Commission File Number)		20-1915083 (IRS Employer Identification No.)

2301 Dupont Drive, Suite 525 Irvine, CA 92612 (Address of Principal Executive Offices and zip code)

(949) 476-1100

(Registrant’s telephone
number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.	Unregistered Sales of Equity Securities.

On May 13, 2014, the Registrant issued 422,105 shares of its common stock to OOO CardioNova pursuant to the completion of certain milestones set forth in that certain License Agreement dated November 4, 2011, between the Registrant and OOO CardioNova. Based on a closing price for the Registrant’s common stock on May 13, 2014 of $3.07, as reported by the OTC Markets Group, the shares issued to OOO CardioNova had a value of $1,295,862.35.

The issuance of the shares was not registered under the Securities Act of 1933, as amended (the “Securities Act”). In making the issuance without registration under the Securities Act, the Registrant relied upon the exemption from registration contained in Section 4(2) of the Securities Act. No general solicitation or advertising was used in connection with the issuance.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AtheroNova Inc.

Date: May 16, 2014	By:	/s/ Mark Selawski
Mark Selawski
Chief Financial Officer & Secretary